UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2008

DORAL FINANCIAL CORP
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	0-17224	66-031262
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1451 FRANKLIN D ROOSEVELT AVENUE, SAN JUAN, Puerto Rico		00920-2717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-474-6700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2008, Ori Uziel resigned from the Board of Directors of Doral Financial Corporation (the "Company"). His resignation was effective the same day.

On April 8, 2008, the Board of Directors of the Company appointed Raymond J. Quinlan to serve as a Director of the Company, effective the same day.

Mr. Quinlan has been a financial management consultant since 2007. Previously, Mr. Quinlan held various positions with Citigroup, including Chairman & CEO, Retail Distribution North America (2005-2007), Managing Director of M & A Execution (2002-2005) and CEO, International Cards Division (2000-2002).

For his services as a Director, Mr. Quinlan will be entitled to receive an annual retainer fee of $50,000, payable in quarterly installments of $12,500, plus $3,500 for each Board of Directors and committee meeting attended, subject to a maximum attendance fee of $25,000. In addition, the Company will reimburse Mr. Quinlan for all reasonable travel expenses incurred in connection with his attendance at meetings. Mr. Quinlan will also be entitled to receive a one-time grant of options to purchase 20,000 shares of the Company’s common stock, vesting ratably over five years, at a purchase price equal to the fair market value of the Company’s common stock on the date of grant. In addition, Mr. Quinlan will be entitled to receive an annual grant of 2,000 shares of restricted stock, which will vest one year from the date of grant. The grant of stock options and restricted shares are subject to the approval of the Company’s 2008 Stock Incentive Plan at the annual meeting of stockholders scheduled for May 7, 2008.

Mr. Quinlan has not yet been assigned to any committee of the Board of Directors. There were no arrangements or understandings between Mr. Quinlan and any other person pursuant to which he was elected to his position other than the right of Doral Holdings Delaware, LLC ("Doral Holdings") to designate all nominees to the Board of Directors pursuant to a shareholders agreement between the Company and Doral Holdings dated July 19, 2007. A copy of the shareholders agreement has been filed as an exhibit to the Company’s Current Report in Form 8-K filed with the Securities and Exchange Commission on July 26, 2007. There are no related party transactions between Mr. Quinlan and the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORP

April 14, 2008	By:	/s/Enrique Ubarri-Barragano

Name: Enrique Ubarri-Barragano
Title: Executive Vice President and General Counsel